Exhibit 99.2
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PREPARED BY AND UPON
RECORDATION RETURN TO:
Kaye Scholer LLP
425 Park Avenue
New York, New York 10022-3598
Attention: Stephen Gliatta, Esq.

MAGUIRE PROPERTIES - LANTANA NORTH, LLC
and
MAGUIRE PROPERTIES - LANTANA SOUTH, LLC, collectively, as trustor
(Trustor)

to

CHICAGO TITLE COMPANY, as trustee
(Trustee)

for the benefit of

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as beneficiary
(Beneficiary)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

FIXTURE FILING AND SECURITY AGREEMENT

                    Dated:    December 16, 2004

                    Location:        Santa Monica, CA

                    County:    Los Angeles

THIS DOCUMENT SECURES A PROMISSORY NOTE WHICH CONTAINS PROVISIONS FOR A BALLOON PAYMENT. THIS INSTRUMENT CONSTITUTES A SECURITY AGREEMENT AS THAT TERM IS DEFINED IN THE CALIFORNIA UNIFORM COMMERCIAL CODE. PORTIONS OF THE COLLATERAL ARE GOODS THAT ARE OR ARE TO BECOME FIXTURES ON
THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS INTENDED TO SERVE AS A FIXTURE FILING
AND IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY
PORTION THEREOF IS LOCATED AND INDEXED AS A FEE DEED OF TRUST AND A FIXTURE FILING.
TRUSTOR IS THE OWNER OF THE FEE INTEREST IN EXHIBIT A HERETO.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY AGREEMENT (this "Security Instrument"), made as of December 16, 2004, by MAGUIRE PROPERTIES - LANTANA NORTH, LLC, a Delaware limited liability company, and MAGUIRE PROPERTIES - LANTANA SOUTH, LLC, a Delaware limited liability company, each having its principal place of business at 333 South Grand Avenue, Suite 400, Los Angeles, California 90071 (collectively, "Trustor"), to CHICAGO TITLE COMPANY, a California corporation, having an office at 700 S. Flower Street, Suite 800, Los Angeles, California 90017, as Trustee ("Trustee") for the benefit of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (together with its successors and assigns, hereinafter referred to as "Beneficiary"), having an address at 600 Steamboat Road, Greenwich, Connecticut 06830

Trustor and Beneficiary have entered into a Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "Loan Agreement") pursuant to which Beneficiary is making a secured loan to Trustor in the aggregate original principal amount of $98,000,000 (the "Loan"). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by a Note dated the date hereof made by Trustor to Beneficiary in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "Note").

To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Security Instrument, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the "Loan Documents"), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Trustor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the "Bankruptcy Code"), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the "Debt"), Trustor hereby irrevocably grants, bargains, sells, conveys, transfers, pledges, sets over and assigns, and grants a security interest, to and in favor of Trustee, as Trustee, for the benefit of Beneficiary, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of Trustor’s right, title and interest in and to the land described in Exhibit A (the "Premises"), and the buildings, structures, fixtures and other improvements now or hereafter located thereon (collectively, the "Improvements");

TOGETHER WITH: all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "Property"):

(a)    all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(b)    all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "Equipment"), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Trustor in and to any of the Equipment that may be subject to any "security interest" as defined in the Uniform Commercial Code, as in effect in the State where the Property is located (the "UCC"), superior in lien to the lien of this Security Instrument;

(c)    all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;

(d)    all leases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (excluding any subleases entered into concerning the Master Lease Space (as defined in the Loan Agreement)) (hereinafter collectively referred to as the "Leases") and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or Improvements, or rendering of services by Trustor or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (excluding any rents or revenues from subleases entered into with respect to the Master Lease Space) (hereinafter collectively referred to as the

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"Rents"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(e)    all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(f)    the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property;

(g)    all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "Intangibles"); and

(h)    all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a proceeding under the Bankruptcy Code is commenced by or against Trustor, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Security Instrument shall automatically extend to all Rents acquired by the Trustor after the commencement of the proceeding and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

TO HAVE AND TO HOLD the above granted and described Property unto Trustee, its successors or assigns in trust for the benefit of Beneficiary and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay to Beneficiary the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

AND Trustor represents and warrants to and covenants and agrees with Beneficiary as follows:

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PART I - GENERAL PROVISIONS

Section 1.    Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Trustor shall pay the Debt at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Trustor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.

Section 2.    Leases and Rents. a)  Trustor does hereby absolutely and unconditionally assign to Beneficiary all of Trustor’s right, title and interest in all current and future Leases and Rents, it being intended by Trustor that this assignment constitutes a present, absolute assignment, and not an assignment for additional security only. Such assignment shall not be construed to bind Beneficiary to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Beneficiary. Nevertheless, subject to the terms of this paragraph, Beneficiary grants to Trustor a revocable license to operate and manage the Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account). Upon an Event of Default which is continuing, without the need for notice or demand, the license granted to Trustor herein shall automatically be revoked, and Beneficiary shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Beneficiary enters upon or takes control of the Property. Trustor hereby grants and assigns to Beneficiary the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper.

(b)    Trustor shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

Section 3.    Use of Property. Trustor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property. If under applicable zoning provisions the use of the Property is or shall become a nonconforming use, Trustor shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Beneficiary. Trustor shall not (i) change the use of the Property, (ii) permit or suffer to occur any waste on or to the Property or (iii) take any steps to convert the Property to a condominium or cooperative form of ownership.

Section 4.    Transfer or Encumbrance of the Property. b)  Trustor acknowledges that (i) Beneficiary has examined and relied on the creditworthiness and experience of the principals of Trustor in owning and operating properties such as the Property in agreeing to make the Loan, (ii) Beneficiary will continue to rely on Trustor’s ownership of the

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Property as a means of maintaining the value of the Property as security for the Debt, and (iii) Beneficiary has a valid interest in maintaining the value of the Property so as to ensure that, should Trustor default in the repayment of the Debt, Beneficiary can recover the Debt by a sale of the Property. Trustor shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer or a Transfer and Assumption in accordance with the terms of the Loan Agreement.

(b)    Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property (and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect. Trustor agrees to bear and shall pay or reimburse Beneficiary within ten (10) days following written demand therefor for all reasonable expenses (including reasonable attorneys’ fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any Permitted Transfer.

Section 5.    Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary’s interest in the Property, Trustor will pay such tax, with interest and penalties thereon, if any. If Beneficiary is advised by its counsel that the payment of such tax or interest and penalties by Trustor would be unlawful, taxable to Beneficiary or unenforceable, or would provide the basis for a defense of usury, then Beneficiary shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

Section 6.    No Credits on Account of the Debt. Trustor shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, and no deduction shall otherwise be made or claimed from the assessed value of the Property for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

Section 7.    Further Acts, Etc. Trustor shall, at its sole cost, perform, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument, or for filing, registering or recording this Security Instrument or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a

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"Secondary Market Transaction" as described in Section 9.1 of the Loan Agreement. Upon foreclosure, the appointment of a receiver or any other relevant action, Trustor shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Trustor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including such rights and remedies available to Beneficiary pursuant to this paragraph. Notwithstanding anything to the contrary in the immediately preceding sentence, Beneficiary shall not execute any document as attorney-in-fact of Trustor unless (x) Trustor shall have failed or refused to execute the same within five (5) Business Days after Beneficiary’s request therefor, or (y) in Beneficiary’s good faith determination it would be materially prejudiced by the delay involved in making such a request. Beneficiary shall give prompt notice to Trustor of any exercise of the power of attorney as provided for in this Paragraph 7, along with copies of all documents executed in connection therewith.

Section 8.    Recording of Mortgage, Etc. Trustor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, shall cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Property. Trustor shall pay all filing, registration or recording fees, all expenses incident to the preparation, execution and acknowledgment of all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Security Instrument, any Mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Security Instrument.

Section 9.    Right to Cure Defaults. Upon the occurrence of any Event of Default which is continuing, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Beneficiary that such cost or expense was incurred to the date of payment to Beneficiary, shall constitute a portion of the Debt, shall be secured by this Security Instrument and the other Loan Documents and shall be due and payable to Beneficiary upon demand.

Section 10.    Remedies. (a) Upon the occurrence of any Event of Default which is continuing, subject to the requirements and limitations of applicable law, Beneficiary or Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Property by Beneficiary itself or through

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Trustee or otherwise, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

(i)    declare the entire Debt to be immediately due and payable;

(ii)    give such notice of default and of election to cause the Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein; Trustee shall then record and give such notice of Trustee’s sale as then required by law and, after the expiration of such time as may be required by law, may sell the Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Property by public declaration at the time and place last appointed for the sale and no other notice of the postponed sale shall be required unless provided by applicable law. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, expressed or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof;

(iii)    institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement or otherwise, for the complete foreclosure of this Security Instrument, in which case the Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(iv)    with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

(v)    sell for cash or upon credit the Property and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(vi)    institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

(vii)    recover judgment on the Note either before, during or after any proceeding for the enforcement of this Security Instrument;

(viii)    apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the

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Debt and without regard for the solvency of the Trustor or of any person, firm or other entity liable for the payment of the Debt;

(ix)    enforce Beneficiary’s interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and employees therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Beneficiary deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Trustor with respect to the Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Beneficiary, and its counsel, agents and employees;

(x)    require Trustor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Trustor, and require Trustor to vacate and surrender possession of the Property to Beneficiary or to such receiver, and, in default thereof, evict Trustor by summary proceedings or otherwise; or

(xi)    pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Trustor relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on the remaining portion of the Property.

(b)    The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Beneficiary under this Security Instrument, whether under the provisions of this paragraph or otherwise, shall be applied by Beneficiary to the payment of the Debt in such priority and proportion as Beneficiary in its sole discretion shall deem proper.

(c)    Beneficiary (or Trustee) may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

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(d)    Upon the completion of any sale or sales pursuant hereto, Beneficiary, Trustee or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Beneficiary and Trustee are hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose Beneficiary and Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.

(e)    Upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary (or Trustee) may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Beneficiary is authorized to deduct under this Security Instrument or any other Loan Document.

(f)    Subject to the requirements and limitations of applicable law, no recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Property or upon any other property of Trustor shall affect in any manner or to any extent the lien of this Security Instrument upon the Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

(g)    Beneficiary may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Beneficiary’s sole discretion and without prejudice to Beneficiary.

(h)    Beneficiary may resort to any remedies and the security given by this Security Instrument or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Beneficiary’s sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Beneficiary to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Beneficiary of any payment after the occurrence of any Event of Default and no payment by Beneficiary of any obligation for which Trustor is liable hereunder shall be deemed to waive or cure any Event of Default, or Trustor’s liability to pay such obligation unless the Beneficiary agrees in writing to accept such

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payment as a cure for such Event of Default. No sale of all or any portion of the Property, no forbearance on the part of Beneficiary, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Beneficiary to Trustor, shall operate to release or in any manner affect the interest of Beneficiary in the remaining Property or the liability of Trustor to pay the Debt. No waiver by Beneficiary shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Beneficiary in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys’ fees and disbursements to the extent permitted by law), shall be paid by Trustor immediately upon notice from Beneficiary or Trustee, with interest at the Default Rate for the period after notice from Beneficiary, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Security Instrument.

(i)    The interests and rights of Beneficiary under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Beneficiary may grant with respect to any of the Debt, (ii) except as provided by the terms of the Loan documents, including, but not limited to, with respect to the Release Parcels as described under Section 10.24 of the Loan Agreement, any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant with respect to the Property or any portion thereof or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

Section 11.    Right of Entry. In addition to any other rights or remedies granted under this Security Instrument, Beneficiary, Trustee and their agents shall have the right to enter and inspect the Property at any reasonable time during the term of this Security Instrument, provided any such inspection and entry is subject to (i) the rights of tenants under their respective leases and (ii) the terms of the Loan Agreement. The cost of such inspections or audits shall be borne by Trustor should Beneficiary (or Trustee) determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Beneficiary (or Trustee). The cost of such inspections, if not paid for by Trustor within ten (10) days following demand therefor, may be added to the principal balance of the sums due under the Note and this Security Instrument and shall bear interest thereafter until paid at the Default Rate.

Section 12.    Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Property. Trustor by executing and delivering this Security Instrument has granted and hereby grants to Beneficiary, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (such portion of the Property so subject to the UCC being called in this paragraph the "Collateral"). This Security Instrument shall also constitute a "fixture filing" for the purposes of the UCC. As such, this Security Instrument covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Security Instrument. If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the

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generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Trustor shall pay to Beneficiary on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Beneficiary in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral, sent to Trustor in accordance with the provisions hereof at least ten days prior to such action, shall constitute commercially reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Trustor, Trustor shall notify Beneficiary thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Beneficiary’s lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Beneficiary shall require the filing or recording of additional UCC forms or continuation statements, Trustor shall, promptly after request, execute, file and record such UCC forms or continuation statements as Beneficiary shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Trustor’s obligations under the Loan Documents. Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary, as secured party, in connection with the Collateral covered by this Security Instrument.

Section 13.    Actions and Proceedings. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary, in its sole discretion, decides should be brought to protect its or their interest in the Property. Beneficiary shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

Section 14.    Marshalling and Other Matters. Trustor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from a sale under any order or decree of foreclosure of this Security Instrument on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law. The lien of this Security Instrument shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Beneficiary of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Beneficiary to realize upon or protect any portion of the Debt or any collateral

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security therefor or (iii) any release (except as to the property released including any Release Parcels which are released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, change, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Beneficiary may foreclose, or exercise any other remedy available to Beneficiary under other Loan Documents without first exercising or enforcing any of its remedies under this Security Instrument, and any exercise of the rights and remedies of Beneficiary hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Beneficiary’s rights and remedies thereunder.

Section 15.    Notices. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

Section 16.    Inapplicable Provisions. If any term, covenant or condition of this Security Instrument is held to be invalid, illegal or unenforceable in any respect, this Security Instrument shall be construed without such provision.

Section 17.    Headings. The paragraph headings in this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 18.    Duplicate Originals. This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

Section 19.    Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form; and the word "Trustor" shall mean "each Trustor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Beneficiary" shall mean "Beneficiary and any subsequent holder of the Note," the words "Property" shall include any portion of the Property and any interest therein, the word "including" means "including but not limited to" and the words "attorneys’ fees" shall include any and all attorneys’ fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Beneficiary in protecting its interest in the Property and Collateral and enforcing its rights hereunder.

Section 20.    Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part thereof.

Section 21.    Assignments. Beneficiary shall have the right to assign or transfer its rights under this Security Instrument without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Security Instrument.

Section 22.    Waiver of Jury Trial. TRUSTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY

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INSTRUMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR.

Section 23.    Consents. Any consent or approval by Beneficiary in any single instance shall not be deemed or construed to be Beneficiary’s consent or approval in any like matter arising at a subsequent date, and the failure of Beneficiary to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Beneficiary be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Beneficiary pursuant hereto shall be narrowly construed to be applicable only to Trustor and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Beneficiary a venturer or partner with Trustor nor shall privity of contract be presumed to have been established with any such third party. If Beneficiary deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Trustor shall reimburse Beneficiary for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

Section 24.    Employee Benefit Plan. During the term of this Security Instrument, unless Beneficiary shall have previously consented in writing, (i) Trustor shall take no action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (ii) Trustor shall not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Beneficiary its written assumption of the obligations of this covenant. Trustor shall protect, defend, indemnify and hold Beneficiary harmless from and against all loss, cost, damage and expense (including all attorneys’ fees, excise taxes and costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Beneficiary may incur as a result of Trustor’s breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Security Instrument by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Trustor’s liability under any of the Loan Documents.

Section 25.    Intentionally Omitted.

Section 26.    Loan Repayment and Defeasance. Provided no Event of Default exists, this Security Instrument will be satisfied and discharged of record by Beneficiary prior to the Maturity Date only in accordance with the terms and provisions set forth in Section 2.3 of the Loan Agreement.

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Section 27.    Governing Law. This Security Instrument shall be governed by, and be construed in accordance with, the terms and provisions of section 10.6 of the Loan Agreement as if all references to the Loan Agreement in such section 10.6 referred to this Security Instrument.

Section 28.    Exculpation. The liability of Trustor hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

Section 29.    Partial Release. The partial release provisions of Section 10.24 of the Loan Agreement are incorporated herein by this reference.

Section 30.    Trustee; Successor Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if same was as the result of Trustee’s willful negligence or willful misconduct. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder or believed by it to be genuine. Trustee hereby waives statutory fees and agrees to accept reimbursement for actual, reasonable expenses incurred by it in the performance of its duties hereunder and to reasonable compensation for such of its services hereunder as shall be rendered. Trustor will, from time to time, reimburse Trustee for and save and hold it harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by it in the performance of its duties except arising from the gross negligence or willful misconduct of Trustee. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder. Trustee may resign by giving of notice of such resignation in writing to Beneficiary. If Trustee shall resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by Beneficiary or if for any or no reason and without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall, without any formality or notice to Trustor or any other person, have full power to appoint a substitute trustee and, if Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforementioned Trustee. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but, nevertheless, upon the written request of Beneficiary or his successor trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by Trustee to the successor trustee so appointed in its or his place. Trustee may authorize one or more parties to act on its behalf to perform the ministerial functions required of it hereunder, including, without limitation, the transmittal and posting of any notices.

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Section 31.    Joint and Several. Each Person constituting Trustor hereunder shall have joint and several liability for the obligations of Trustor hereunder.

PART II - STATE SPECIFIC PROVISIONS

Section 32.    Principles Of Construction. In the event of any inconsistencies between the terms and conditions of this Part II and the terms and conditions of this Security Instrument, the terms and conditions of this Part II shall control and be binding.

Section 33.    No "Mortgage-in-Possession" Status. Neither the assignment of Leases and Rents contained in this Security Instrument, nor the exercise by Beneficiary of any of its rights or remedies under this Security Instrument shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, unless Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of the Property by such receiver, be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property.

Section 34.    Power of Sale. The sale or sales of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sales under such power until the whole of the Property shall be sold. Should Beneficiary elect to sell the Property, or any part thereof, which is real property as provided above, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States, or cash equivalent acceptable to Trustee and Beneficiary, payable at time of sale. Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor or by giving notice of the time and place of the postponed sale in the manner required by law. If the Property consists of several lots, parcels or items of property, Beneficiary may designate the order in which such lots, parcels or items shall be offered for sale or sold. Should Beneficiary desire that more than one sale or other disposition of the Property be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different times and in such order as Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Security Instrument on any part of the Property not sold until all indebtedness secured hereby has been fully paid. In the event of default of any purchaser, Trustee shall have the right to resell the Property as set forth above. Beneficiary may from time to time rescind any notice of default or notice of sale before any Trustee's sale in accordance with the laws of the State of California. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Security Instrument or secured hereby, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Beneficiary hereunder or thereunder.

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Notwithstanding anything to the contrary contained herein, Trustee shall (to the extent permitted by applicable law) allocate or apply the proceeds of sale (including the amount of any credit bid) in such manner and in such priority as Beneficiary may elect in its sole and absolute discretion. Notwithstanding anything to the contrary contained herein, Beneficiary’s rights and remedies under California Code of Civil Procedure Section 736 shall not be waived, limited or otherwise adversely affected by virtue of a full or partial credit bid upon foreclosure of this Security Instrument. Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale thereunder shall be mailed to Trustor at the address specified in the first paragraph.

Section 35.    Security Instrument Not to Secure Environmental Covenants, Obligations, and Indemnities or Guaranty Obligations. Notwithstanding anything in this Security Instrument to the contrary, this Security Instrument is not intended to, and by the express provisions hereof, does not secure (a) any environmental (i) covenant, (ii) obligation or (iii) indemnity of Trustor made or provided herein, or in the Environmental and Hazardous Substance Indemnification Agreement executed simultaneously herewith, or (b) the obligations of any (i) Guarantor of any Debt or (ii) third party indemnitor under the Environmental and Hazardous Substance Indemnification Agreement or under any other indemnity.

Section 36.    Environmental Impairment. Beneficiary may waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and may exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor’s assets and property for the recovery of any deficiency and Environmental Costs (as hereinafter defined), including, but not limited to, seeking an attachment order under California Code of Civil Procedure Section 483.01. The term "Environmental Costs" shall mean any costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by Environmental Laws or which Beneficiary believes necessary to protect the Property in connection with an environmentally impaired condition of the Property. As between Beneficiary and Trustor, for purposes of California Code of Civil Procedure Section 726.5, Trustor shall have the burden of proving that Trustor or any related party (or any Affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatened release of Hazardous Substances. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the other Loan Documents, all judgments and awards entered against Trustor for Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor hereunder for Environmental Costs and such liability shall not be limited to the original principal amount of the obligations secured by this Security Instrument and Trustor’s obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Security Instrument; provided that for any event or condition that first arises on or after the date on which Lender or any Affiliate of Lender acquires title to the Property (whether at foreclosure sale, a transfer in lieu of foreclosure or any other transfer), Trustor’s obligation for any Environmental Costs shall continue in perpetuity after Lender or its Affiliates acquires title or control of the Property unless such specified event or condition occurs during or

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after Lender’s (or its Affiliate’s) period of ownership and provided that Trustor shall bear the burden of proving that such specified event or condition occurred during or after Lender’s (or such Affiliate’s) period of ownership. For the purpose of any action brought under this Paragraph or Paragraph 38, below, Trustor waives the defense of laches and any applicable statute of limitations.

Section 37.    Breach of Environmental Provisions. Beneficiary may seek a judgment that Trustor has breached its covenants, representations, warranties and/or other provisions with respect to environmental matters contained in this Security Instrument or any other Loan Document, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to or after foreclosure of the Property, and may seek the recovery of Environmental Costs. All Environmental Costs incurred by Beneficiary under this Paragraph shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at any sale of the Property under this Security Instrument, the amount of Environmental Costs so incurred in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

(a)    Without limiting any of the remedies provided in the Loan Documents, Trustor acknowledges and agrees that the provisions of Paragraphs 4.21 and 5.8 of the Loan Agreement are environmental provisions (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by Trustor relating to the real property security (the "Environmental Provisions"). Trustor’s breach or a failure to comply with the Environmental Provisions shall constitute a breach of contract entitling Beneficiary to all remedies provided under Section 736 of the California Code of Civil Procedure for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Beneficiary’s action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d and 726(b) of the California Code of Civil Procedure. Except as otherwise provided by law, the rights and remedies provided for under the Loan Documents are separate and distinct causes of action that shall not be abrogated, modified, limited or otherwise affected by the remedies provided under Section 736(a) of the California Code of Civil Procedure.

(b)    In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Security Instrument and proceed against Trustor on an unsecured basis, the valuation of the real property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure 726.5, as such Section may be amended from time to time.

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(c)    Subject to the terms and conditions of the Loan Agreement and during a period of time that Beneficiary has a reasonable basis for believing that Hazardous Substances exist on the Property in violation of Environmental Laws, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Property or any part thereof and may perform such acts and things as Beneficiary deems reasonably necessary to inspect, investigate, assess, and protect the security hereof, provided any such inspection and entry is subject to (i) the rights of tenants under their respective leases and (ii) the terms of the Loan Agreement, including without limitation of any of its other rights: (i) obtain a court order to enforce Beneficiary’s right to enter and inspect the Property under California Civil Code Section 2929.5; and (ii) have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary’s right to enter and inspect Property for Hazardous Substances. Subject to the Loan Documents, all costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants and attorneys, shall become part of the indebtedness secured hereby and shall be paid by Trustor upon demand, and if not so paid within ten (10) days after such demand, together with interest at the Default Rate from the date when paid by Beneficiary. Beneficiary may seek a judgment that Trustor has breached its covenants, representations, warranties and/or other provisions with respect to this Security Instrument or the other Loan Documents by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to or after foreclosure of the Property, and may seek the recovery of Environmental Costs. Trustor acknowledges that such an action shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d or 726(b) of the California Code of Civil Procedure. All Environmental Costs incurred by Beneficiary under this subparagraph (including court costs, consultant fees and reasonable attorneys’ fees and disbursements, whether incurred in litigation or not and whether before or after judgment), if not paid by Trustor within ten (10) days after demand, shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Property held under any provision of this Security Instrument, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

(d)    Nothing herein shall be deemed to limit the right of Beneficiary to recover, in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Beneficiary and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Beneficiary (including, without limitation, the Environmental Indemnity Agreement executed in connection therewith), or any order, consent decree or settlement relating to the cleanup of Hazardous Substances or any other "environmental provision" (as defined in such Section 736) relating to the Property or any portion thereof or the right of Beneficiary to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of this Security Instrument as to any parcel of the Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against

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Trustor, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Beneficiary’s claim against Trustor to judgment, and any other rights and remedies permitted by law.

Section 38.    Trustee’s Deed Recitals. The recitals of facts in any instrument delivered upon completion of any sales, as described in Paragraph 10(d) above, such as the existence of a default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such instruments shall be conclusive against all persons as to such facts recited therein absent manifest error.

Section 39.    Right of Entry. In addition to any other rights or remedies granted under this Security Instrument, Beneficiary and its agents, acting by themselves or through a court appointed receiver, shall have the right to enter upon the Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security thereof provided any such inspection and entry is subject to (i) the rights of tenants under their respective leases and (ii) the terms of the Loan Agreement. Without limitation of any of its other rights, Beneficiary shall have the right to: (i) obtain a court order to enforce Beneficiary’s right to enter and inspect the Property under California Civil Code Section 2929.5 and (ii) have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary’s right to enter and inspect the Property for Hazardous Substances. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor upon demand with interest at the Default Rate from the date paid by Beneficiary. Such cost, if not paid for by Trustor within ten days following demand therefor, may be added to the principal balance of the sums due under the Note and this Security Instrument and shall bear interest thereafter until paid at the Default Rate.

Section 40.    Fixture Filing. The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Premises. This Security Instrument shall constitute a "fixture filing" for the purposes of the Uniform Commercial Code. This filing is to be recorded in the real estate records of the appropriate county in which the Premises are located.

Section 41.    Reconveyance. If the Debt is paid and all obligations secured by this Security Instrument are fully performed in accordance with the terms of this Security Instrument, the Note and the other Loan Documents, then Beneficiary agrees to request Trustee to reconvey the Property and upon payment by Trustor of Trustee’s fees and all other sums owing to it under this Security Instrument, Trustee will reconvey the Property without warranty to the person or persons legally entitled thereto. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto." No reconveyance hereof shall impair Trustor’s warranties and indemnities contained herein.

Section 42.    TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, THIS SECURITY INSTRUMENT AND APPLICABLE LAW PERMITS THE TRUSTEE TO SELL THE PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY

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ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. SEE SECTION 34 OF PART II ABOVE FOR A DESCRIPTION OF THIS PROCEDURE. UNLESS YOU PROVIDE THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS SECURITY INSTRUMENT, YOU CONSENT TO THIS PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. AGENT AND TRUSTEE URGE YOU TO GIVE AGENT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE ANY NOTICE OF DEFAULT AND NOTICE OF SALE GIVEN PURSUANT TO THIS SECURITY INSTRUMENT.

Section 43.    Additional Waivers.

The following is added to the end of Paragraph 22:

Additional Waivers. (a)  Subject to the limitations and requirements of applicable law, upon the occurrence and continuance of an Event of Default, Trustor hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Security Instrument or the Loan Agreement) and waives any right to require Beneficiary to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Subject to the limitations and requirements of applicable law, upon the occurrence and continuance of an Event of Default, Trustor waives any right to require Beneficiary to: (i) proceed or exhaust any collateral security given or held by Beneficiary in connection with the obligations secured by the Loan Documents (the "Obligations"); (ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Obligations or guaranty of the Obligations; or (iii) pursue any other remedy in Beneficiary’s power whatsoever.

(b)    Until all Obligations shall have been paid in full, Trustor: (i) shall not have any right of subrogation to any of the rights of Beneficiary against any guarantor, maker or endorser; (ii) waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any other guarantor, maker or endorser; and (iii) waives any benefit of, and any other right to participate in, any collateral security for the Obligations or any guaranty of the Obligations now or hereafter held by Beneficiary.

(c)    To the extent any of the obligations of any Trustor or Guarantor under the Loan, this Security Instrument or any other Loan Document are deemed to constitute a guaranty, such Trustor or Indemnitor, upon the occurrence and continuance of an Event of

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Default, waives all rights and defenses that such Trustor or Indemnitor may have because the Debt is secured by real property. This means, among other things: (i) Beneficiary may collect from such Trustor or Indemnitor with respect to such obligation without first foreclosing on any real or personal property collateral pledged by Trustor; (ii) if Beneficiary forecloses on any real property collateral pledged by any such Trustor: (y) the amount of the Debt may be reduced only by the price for which such real property collateral is sold at the foreclosure sale, even if such real property collateral is worth more than the sale price and (z) Beneficiary may collect from such Trustor or Indemnitor with respect to such obligation even if Beneficiary, by foreclosing on such real property collateral, has destroyed any right such Trustor or Indemnitor may have to collect from Trustor or any other Trustor. This is an unconditional and irrevocable waiver of any rights and defenses any Trustor or Indemnitor may have to any of the obligations of such Trustor or Indemnitor in the nature of a guaranty under the Loans, this Security Instrument or any other Loan Document because the Debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Each Trustor and Indemnitor waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that elections of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Trustor’s or Indemnitor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

Section 44.        Conflict with Loan Agreement. In the event of any conflict between the terms and requirements in this Security Instrument and the Loan Agreement, the terms and requirements of the Loan Agreement shall prevail.

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IN WITNESS WHEREOF, this Security Instrument has been executed by Trustor as of the date first above written.

TRUSTOR:

MAGUIRE PROPERTIES-LANTANA NORTH, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Executive Vice President & Chief Financial Officer

MAGUIRE PROPERTIES-LANTANA SOUTH, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Executive Vice President & Chief Financial Officer

NOTARY ACKNOWLEDGMENT

STATE OF CALIFORNIA          )
                                                     )ss.
COUNTY OF LOS ANGELES   )

On ____________, 2004, before me,

(Name and Title of Officer)

personally appeared

☐    personally known to me
-or-
☐    proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________________ Signature Of Notary

NOTARY ACKNOWLEDGMENT

STATE OF CALIFORNIA          )
                                                     )ss.
COUNTY OF LOS ANGELES   )

On ____________, 2004, before me,

(Name and Title of Officer)

personally appeared

☐    personally known to me
-or-
☐    proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________________ Signature Of Notary

Exhibit A

(Property Description)

12-16-2004 Deed of Trust.doc